Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 1

TO

INDENTURE

THIS AMENDMENT NO. 1 TO INDENTURE (this “Amendment”) is made as of February 13, 2013, by and between Navistar Financial Dealer Note Master Owner Trust II, a Delaware statutory trust (the “Issuing Entity”), and Citibank, N.A., a national banking association, as indenture trustee (the “Indenture Trustee”).

The Issuing Entity and the Indenture Trustee are parties to the Indenture, dated as of November 2, 2011 (as amended, the “Indenture”). The Issuing Entity and the Indenture Trustee have agreed to amend the Indenture pursuant to Section 10.01 of the Indenture in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in the Indenture.

1. Amendment to Section 1.01. Section 1.01 of the Indenture is hereby amended by adding the following paragraph (c) in the proper alphabetical order therein:

“(c) Any provision in this Indenture that refers to or requires compliance with the Trust Indenture Act shall only apply to Notes registered under the Securities Act.”

2. Amendment to Section 3.05(f). Section 3.05(f) of the Indenture is hereby amended by adding the words “or the Indenture Trustee” after the words “but the Issuing Entity”.

3. Amendment to Section 3.06(c). Section 3.06(c) of the Indenture is hereby amended by adding the words “or the Indenture Trustee” after the words “the Issuing Entity”.

4. Amendment to Section 4.02(g). Section 4.02(g) of the Indenture is hereby amended by deleting the word “Standard”.

5. Amendment to Section 7.08. Section 7.08 of the Indenture is hereby amended by deleting the second sentence thereof.

6. Amendments to Sections 7.20(b) and (d). Sections 7.20(b) and (d) of the Indenture are each hereby amended by deleting the words “or by telephone (confirmed in writing promptly thereafter)”.

7. Amendment to Section 8.16(a)(i). Section 8.16(a)(i) of the Indenture is hereby amended by deleting such sentence in its entirety and replacing it with the following:

“(i) The Indenture Trustee is a national banking association duly organized and validly existing under the laws of the United States;”

8. Amendments to Indenture.

(a)	All references to “The Bank of New York Mellon” in the Indenture or any supplement thereto shall be deleted and replaced with reference to “Citibank, N.A.”

(b)	All references to “https://gcinvestorreporting.bnymellon.com/Home.jsp” in the Indenture or any supplement thereto shall be deleted and replaced with “www.sf.citidirect.com”.

(c)	All references to “(212) 815-2484” in the Indenture or any supplement thereto shall be deleted and replaced with “(888) 855-9695”.

9. Effectiveness. This Amendment shall become effective on the date first written above upon receipt by the Issuing Entity of a signature page signed by each of the signatories hereto.

10. Limitation of Liability of Owner Trustee. It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Deutsche Bank Trust Company Delaware not individually or personally but solely as Owner Trustee, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Issuing Entity, (iii) nothing herein contained will be construed as creating any liability on Deutsche Bank Trust Company Delaware individually or personally, to perform any covenant of the Issuing Entity either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties to this Amendment and by any Person claiming by, through or under them and (iv) under no circumstances will Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuing Entity under this Amendment or any related documents.

11. Miscellaneous. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without reference to the conflict of law provisions thereof or any other jurisdiction, other than Section 5-1401 and Section 5-1402 of the New York General Obligations Law, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. The provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Indenture; and the Indenture, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.

12. Rights of the Indenture Trustee. The Indenture Trustee shall be afforded the same rights, protections, immunities and indemnities as are set forth in the Indenture as if specifically set forth herein. The Indenture Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Amendment and is not responsible for any statement made herein.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to Indenture to be duly executed by their respective officers as of the date first written above.

NAVISTAR FINANCIAL DEALER NOTE MASTER OWNER TRUST II,
as Issuer

By:	DEUTSCHE BANK TRUST COMPANY
DELAWARE,
as Owner Trustee and not
in its individual capacity

By:	/s/ Michele H.Y. Voon
Name:	Michele H.Y. Voon
Title:	Attorney-in-fact

By:	/s/ Mark DiGiacomo
Name:	Mark DiGiacomo
Title:	Attorney-in-fact

CITIBANK, N.A.,
as Indenture Trustee and not in its individual capacity

By:	/s/ Jacqueline Suarez
Name:	Jacqueline Suarez
Title:	Vice President

Amendment No. 1 to Indenture

The undersigned hereby consent to the

execution of this Amendment No. 1 to the Indenture

BANK OF AMERICA, NATIONAL ASSOCIATION,

as Administrative Agent

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,

as a Committed Purchaser and Managing Agent for

the Bank of America Purchaser Group

By:	/s/ Margaux L. Karagosian
Name:	Margaux L. Karagosian
Title:	Vice President

Amendment No. 1 to Indenture

THE BANK OF NOVA SCOTIA,

as a Committed Purchaser and Managing Agent for the

Liberty Street Purchaser Group

By:	/s/ Paula J. Czach
Name:	Paula J. Czach
Title:	Managing Director

LIBERTY STREET FUNDING LLC,

as a Conduit Purchaser for the Liberty Street Purchaser Group

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

Amendment No. 1 to Indenture

ALPINE SECURITIZATION CORP.,

as a CONDUIT PURCHASER for the

Alpine Purchaser Group

By:	Credit Suisse, AG, New York Branch,
as its administrative agent

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Vice President

By:	/s/ Michelangelo Raimondi
Name:	Michelangelo Raimondi
Title:	Associate

CREDIT SUISSE AG, NEW YORK BRANCH,

as the Managing Agent for the Alpine Purchaser Group

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Vice President

By:	/s/ Michelangelo Raimondi
Name:	Michelangelo Raimondi
Title:	Associate

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as a Committed Purchaser for the Alpine Purchaser Group

By:	/s/ Jason Muncy
Name:	Jason Muncy
Title:	Authorized Signatory

By:	/s/ Michelangelo Raimondi
Name:	Michelangelo Raimondi
Title:	Authorized Signatory

Amendment No. 1 to Indenture